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                                  EXHIBIT 24


                             GRUBB & ELLIS COMPANY
                               POWER OF ATTORNEY

                          ANNUAL REPORT ON FORM 10-K


     The undersigned Chairman of the Board and Chief Executive Officer of Grubb & Ellis Company, a Delaware corporation (the "Company"), hereby constitutes and appoints Robert J. Walner, James E. Klescewski, and Carol M. Vanairsdale, jointly and severally, his attorneys with full power of substitution, to sign and file with the Securities and Exchange Commission, in his capacity as Chairman of the Board and Chief Executive Officer of the Company, the Company's Annual Report on Form 10-K for the fiscal year 1994 and any and all amendments thereto, and any and all instruments or documents filed as part of or in conjunction with such Annual Report or amendments thereto, and hereby ratifies all that said attorneys or any of them may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have signed these presents this 7th day of February, 1995.


                                                  /S/ JOE F. HANAUER
                                            ------------------------
                                            Joe F. Hanauer
                                            Chairman of the Board
                                            Chief Executive Officer

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                             GRUBB & ELLIS COMPANY
                               POWER OF ATTORNEY

                          ANNUAL REPORT ON FORM 10-K


     Each of the undersigned directors of Grubb & Ellis Company, a Delaware corporation (the "Company"), hereby constitutes and appoints Robert J. Walner, James E. Klescewski, and Carol M. Vanairsdale, jointly and severally, his attorneys with full power of substitution, to sign and file with the Securities and Exchange Commission, in his capacity as director of the Company, the Company's Annual Report on Form 10-K for the fiscal year 1994 and any and all amendments thereto, and any and all instruments or documents filed as part of or in conjunction with such Annual Report or amendments thereto, and hereby ratifies all that said attorneys or any of them may do or cause to be done by virtue hereof.

     This instrument may be executed in a number of identical counterparts, each of which shall be deemed an original for all purposes and all of which shall constitute, collectively, one instrument.

     IN WITNESS WHEREOF, we have signed these presents this 7th day of February, 1995.


/c/ R. David Anacker                   /c/ Joe F. Hanauer
---------------------------            ---------------------------
R. David Anacker                       Joe F. Hanauer


/c/ Lawrence S. Bacow                  /c/ Reuben S. Leibowitz
---------------------------            ---------------------------
Lawrence S. Bacow                      Reuben S. Leibowitz


/c/ Robert J. McLaughlin               /c/ John D. Santoleri
---------------------------            ---------------------------
Robert J. McLaughlin                   John D. Santoleri

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